CONSOLIDATED BALANCE SHEET Parenthetical - USD ($) shares in Millions, $ in Millions	Dec. 31, 2016	Dec. 31, 2015
Current assets
Allowance for Doubtful Accounts Receivable, Current	$ 16.5	$ 20.4
Stockholders’ equity
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common Stock, Shares Authorized	300.0	300.0
Common Stock, Shares, Issued	129.6	128.8
Treasury Stock, Shares	24.6	21.1